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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report: November 22, 2000



                           CYBEX INTERNATIONAL, INC.
            (Exact Name of Registrant as Specified in its Charter)



            NEW YORK                      0-4538              11-1731581
  (State or other jurisdiction     (Commission File No.)   (I.R.S. Employer
of incorporation or organization)                         Identification No.)



                 10 TROTTER DRIVE, MEDWAY, MASSACHUSETTS 02053
                   (Address of Principal Executive Offices)



      Registrant's Telephone Number, Including Area Code: (508) 533-4300

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Item 5:  Other Events.
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     1. Retirement of Chief Executive Officer
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     Peter C. Haines, the Registrant's President and Chief Executive Officer,
has announced his retirement as an officer and director of the Registrant, effective December 31, 2000. The Registrant's press release with respect to this matter is attached as Exhibit 99.1 hereto.

     2. Letter to Shareholders.  The Registrant is forwarding to shareholders
        ----------------------
the letter attached as Exhibit 99.2 hereto.

Item 7:  Financial Statements and Exhibits.
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     Exhibit 99.1:       Press Release Dated November 20, 2000
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     Exhibit 99.2:       Letter to Shareholders Dated November 22, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 22, 2000
                              CYBEX INTERNATIONAL, INC.

                              By:      /s/ John Aglialoro
                                   ------------------------------------------
                                   John Aglialoro, Chairman of
                                     the Board of Directors